EXHIBIT 10.6

AMENDMENT TO DECEMBER 23, 2005 ORIGINAL ISSUE DISCOUNT SECURED CONVERTIBLE NOTES TRANSACTION DOCUMENTS AGREEMENT

      Agreement made this 11th day of January, 2006 ("Amendment") among Addison-Davis Diagnostics, Inc., a Delaware corporation (the "Company"), and the signators hereto who are Subscribers under a certain Subscription Agreement with the Company dated December 23, 2005 ("Subscribers").

      For good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreement).

      2. The Company and the Subscribers hereby agree to amend the Transaction Documents to reflect the addition of Osher Capital Inc. as Subscriber ("New Subscriber") in connection with the additional Purchase Price ("Additional Purchase Price") to be paid by New Subscriber as set forth on Schedule A hereto. Purchase Price shall mean the aggregate of the Purchase Price in connection with the December 23, 2005 Closing Date and the Additional Purchase Price.

      3. The Company and Subscriber hereby agree to waive any disproportionality between the Purchase Price of the December 23, 2005 Closing Date and the Additional Purchase Price.

      4. Subscribers further agree to accelerate a funding of an aggregate of $60,000 of the Third Closing Purchase Price in the amounts set forth on the signature page hereto to be included in the Second Closing.

      5. The Second Closing shall take place on or before January 15, 2006 (the "Second Closing Date") in connection with the Additional Purchase Price and the Notes and Warrants issuable in connection therewith, upon satisfaction of all conditions to Closing set forth in the Transaction Documents and in this Amendment. The amount of the Additional Purchase Price and all documents to be delivered hereunder will be deposited and held with the Escrow Agent and released pursuant to the Escrow Agreement except that the Escrowed Payment shall not be released until immediately following the filing of the Registration Statement ("Release Date"). Ten Thousand Dollars ($10,000) of the Purchase Price shall be released to Sichenzia Ross Friedman Ference LLP for legal fees in connection with the filing of the Registration Statement. If the Registration Statement is not timely filed by the Filing Date as described in the Subscription Agreement, this Amendment shall be null and void at the option of a majority of the Subscribers and New Subscriber compromising the Additional Price. (For this purpose, majority shall mean 66% of the Subscribers and New Subscriber compromising the Additional Purchase Price). The Notes and Warrants to be delivered on the Second Closing Date are included in the definition of "Securities" in the Subscription Agreement.

      6. All the representations, warranties and undertakings made by the Company in the Transaction Documents as of the Closing Date are hereby made by the Company as of the Second Closing Date, as if such representations, warranties and undertakings were also made and given on the Second Closing Date.

      7. All the representations, warranties and undertakings made by the Subscribers contained in the Transaction Documents as of the Closing Date are hereby made by the Subscribers and New Subscriber as of the Second Closing Date, as if such representations, warranties and undertakings were also made and given on the Second Closing Date.

      8. The New Subscriber acknowledges and agrees that by signing this Amendment, it will be bound by all of the terms and conditions of the Transaction Documents.

      9. All of the covenants and conditions set forth in the Subscription Agreement are hereby adopted and renewed by the Company as of and for the Second Closing Date.

      10. All of the covenants and conditions set forth in the Subscription Agreement are hereby adopted and renewed by the Subscribers as of and for the Second Closing Date.

      11. All of the terms and conditions described in Section 2 of the Subscription Agreement in reference to the Second and Third Closing shall apply to the Second Closing, as if such representations and warranties were made and given on all such dates.

      12. On or before the Second Closing Date, the Company will deliver to the Subscriber and New Subscriber, Notes, and Warrants issued as of the Second Closing Date in the amounts set forth on Schedule A hereto in connection with the Additional Purchase Price which the Subscriber and New Subscriber will deposit with the Escrow Agent on or before the Second Closing Date.

      13. The Maturity Date of the Notes to be issued on the Second Closing Date will be the same as the Maturity Date of the Notes issued on the Closing Date.

      14. The Warrants to be issued on the Second Closing Date will be identical to the Warrants issued on the Closing Date except as to the Issue Date and Expiration Date.

      15. On or before the Second Closing Date, the Company will deliver to the Subscribers and New Subscribers the legal opinion described in Section 6 of the Subscription Agreement in relation to the Second Closing, Additional Purchase Price, Notes, and Warrants to be delivered on the Second Closing Date, which opinion will be substantively identical to the legal opinion delivered in connection with the Closing.

      16. The attorney for the Subscriber and New Subscriber will receive additional Legal Fees from the Company of $2,500 which will be payable on the Release Date out of the Escrowed Payment (as defined in the Escrow Agreement).

      17. The signators hereto acknowledge and agree that the Security Agreement executed by the Company and Subscriber relate to the Additional Purchase Price as if such Additional Purchase Price had been paid and released to the Company on the December 23, 2005 Closing Date and shall also include the New Subscriber as parties to those agreements as if such New Subscriber had been parties to those agreements as of the December 23, 2005 Closing Date.

      18. The undersigned waive the rights granted to them pursuant to Section 12(a) (Right of First Refusal), Section 12(b) (Offering Restrictions), and
Section 12(c) (Favored Nation Provision) of the Subscription Agreement only to the extent such rights relate to the aggregate investment of $12,000 by the New Subscriber.

      19. The undersigned consent to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement to include the New Subscriber as a party thereto and authorize the Escrow Agent to make additional filings at the discretion of the Escrow Agent to memorialize the security interest to be granted to the New Subscriber

      20. All other terms of the Transaction Documents shall remain in full force and effect and govern this Agreement.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

"COMPANY"                                   "THE ESCROW AGENT"
ADDISON-DAVIS DIAGNOSTICS, INC.             GRUSHKO & MITTMAN, P.C.
a Delaware corporation

By: /s/ Charles Miseroy
    ------------------------
Its: Chief Executive Officer

                                 "SUBSCRIBERS":

--------------------------------------      ------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT            OSHER CAPITAL, INC.

SCHEDULE A TO AMENDMENT

------------------------------------------ ------------------- --------------------- ------------------ -------------------
               SUBSCRIBER                  INITIAL CLOSING     ADDITIONAL PURCHASE   SECOND CLOSING     PAYMENT AFTER
                                           PURCHASE PRICE      PRICE                 PURCHASE PRICE     ORIGINAL ISSUE
------------------------------------------ ------------------- --------------------- ------------------ -------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT           $132,000.00         -0-                   $120,000.00        $100,000.00
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
------------------------------------------ ------------------- --------------------- ------------------ -------------------
OSHER CAPITAL INC.                         -0-                 $12,000.00            -0-                $10,000.00
5 Sansberry Lane
Spring Valley, NY 10977
Fax: (917) 591-3401
------------------------------------------ ------------------- --------------------- ------------------ -------------------